Contacts:	For Media:	For Financials:
	John S. Oxford	James C. Mabry IV
	Senior Vice President	Executive Vice President
	Director of Marketing	Chief Financial Officer
	(662) 680-1219	(662) 680-1281

RENASANT CORPORATION ANNOUNCES
EARNINGS FOR THE SECOND QUARTER OF 2022

TUPELO, MISSISSIPPI (July 26, 2022) - Renasant Corporation (NASDAQ: RNST) (the “Company”) today announced earnings results for the second quarter of 2022. Net income for the second quarter of 2022 was $39.7 million, as compared to $40.9 million for the second quarter of 2021. Basic and diluted earnings per share (“EPS”) were $0.71 for the second quarter of 2022, as compared to basic and diluted EPS of $0.73 and $0.72, respectively, for the second quarter of 2021.

"Our results for the second quarter reflect improved profitability on a linked quarter basis. Earnings benefited from expansion in the net interest margin, effective expense management, contributions from our wealth management and insurance lines of business and solid loan growth," remarked C. Mitchell Waycaster, Renasant President and Chief Executive Officer. "The balance sheet continues to reflect good liquidity, core funding, asset quality and capital levels."

Quarterly Highlights

Earnings
•Net income for the second quarter of 2022 was $39.7 million with diluted EPS of $0.71
•Net interest income (fully tax equivalent) for the second quarter of 2022 was $115.3 million, up $13.9 million on a linked quarter basis
•For the second quarter of 2022, net interest margin was 3.11%, up 35 basis points on a linked quarter basis
•Cost of total deposits was 15 basis points for the second quarter of 2022, down 2 basis points on a linked quarter basis
•Our wealth management and insurance lines of business produced strong results during the second quarter of 2022
•Our mortgage division generated $0.9 billion in interest rate lock volume during the second quarter of 2022, compared to $1.2 billion during the first quarter of 2022. Gain on sale margin was 1.27% for the second quarter of 2022, down 54 basis points on a linked quarter basis

•Second quarter noninterest expense increased by $4.1 million on a linked quarter basis, primarily driven by an increase in salaries and benefits, as annual merit increases and an increase to our minimum wage took effect during the quarter, and a one-time restructuring charge of $1.2 million resulting from the early termination of a lease agreement

Balance Sheet
•Loans increased $290.3 million, or 11.3% annualized, during the second quarter of 2022 from the balance at March 31, 2022
•The securities portfolio increased $124.6 million during the second quarter of 2022, comprised of net additions to the portfolio during the quarter of $201.0 million and a negative fair market value adjustment in our available-for-sale portfolio of $76.4 million
•Deposits at June 30, 2022 decreased $227.0 million from March 31, 2022, primarily driven by a decrease in interest bearing deposits. Noninterest bearing deposits increased $35.1 million from March 31, 2022 and represented 34.45% of total deposits at June 30, 2022

Capital
•Book value per share and tangible book value per share (non-GAAP)(1) decreased 1.0% and 1.7%, respectively, on a linked quarter basis, driven by a decrease in accumulated other comprehensive income, which lowered tangible book value per share by $0.91
•The Company has a $50 million stock repurchase program that will remain in effect through October 2022; there was no buyback activity during the second quarter of 2022

Credit Quality
•The Company recorded a provision for credit losses on loans of $2.0 million and a provision for unfunded commitments (recorded in other noninterest expense) of $450 thousand for the second quarter of 2022
•The allowance for credit losses on loans to total loans decreased on a linked quarter basis to 1.57% at June 30, 2022 as compared to 1.61% at March 31, 2022
•The coverage ratio, or the allowance for credit losses on loans to nonperforming loans, was 373.21% at June 30, 2022, compared to 318.65% at March 31, 2022
•Net loan charge-offs for the second quarter of 2022 were $2.3 million, or 0.09% of average loans on an annualized basis
•Credit metrics remained relatively stable on a linked quarter basis. Nonperforming loans to total loans decreased to 0.42% at June 30, 2022 compared to 0.51% at March 31, 2022 and criticized loans (which include classified and special mention loans) to total loans increased to 2.57% at June 30, 2022, compared to 2.47% at March 31, 2022

(1)A reconciliation of all non-GAAP financial measures disclosed in this release from GAAP to non-GAAP is included in the tables at the end of this release. The information below under the heading “Non-GAAP Financial Measures” explains why the Company believes the non-GAAP financial measures in this release provide useful information and describes the other purposes for which the Company uses non-GAAP financial measures.

Income Statement

(Dollars in thousands, except per share data)	Three Months Ended					Six Months Ended
	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Jun 30, 2022	Jun 30, 2021
Interest income
Loans held for investment	$106,409	$95,829	$98,478	$102,627	$109,721	$202,238	$221,727
Loans held for sale	2,586	2,863	3,652	2,377	3,604	5,449	6,603
Securities	12,471	10,835	9,221	8,416	7,321	23,306	13,895
Other	1,954	664	568	593	345	2,618	528
Total interest income	123,420	110,191	111,919	114,013	120,991	233,611	242,753
Interest expense
Deposits	5,018	5,637	6,056	6,972	7,669	10,655	15,948
Borrowings	4,887	4,925	4,381	3,749	3,743	9,812	7,578
Total interest expense	9,905	10,562	10,437	10,721	11,412	20,467	23,526
Net interest income	113,515	99,629	101,482	103,292	109,579	213,144	219,227
Provision for (recovery of) credit losses
Provision for (recovery of) loan losses	2,000	1,500	(500)	(1,200)	—	3,500	—
Provision for credit losses on HTM securities	—	—	32	—	—	—	—
Total provision for (recovery of) credit losses	2,000	1,500	(468)	(1,200)	—	3,500	—
Net interest income after provision for (recovery of) credit losses	111,515	98,129	101,950	104,492	109,579	209,644	219,227
Noninterest income	37,214	37,458	47,582	50,755	47,610	74,672	128,647
Noninterest expense	98,194	94,105	101,115	103,999	108,777	192,299	224,712
Income before income taxes	50,535	41,482	48,417	51,248	48,412	92,017	123,162
Income taxes	10,857	7,935	11,363	11,185	7,545	18,792	24,387
Net income	$39,678	$33,547	$37,054	$40,063	$40,867	$73,225	$98,775

Adjusted net income (non-GAAP)(1)	$40,601	$33,728	$38,232	$40,315	$41,169	$74,329	$89,363
Adjusted pre-provision net revenue (“PPNR”) (non-GAAP)(1)	$54,172	$42,664	$49,190	$50,171	$48,797	$96,836	$111,063

Basic earnings per share	$0.71	$0.60	$0.66	$0.71	$0.73	$1.31	$1.75
Diluted earnings per share	0.71	0.60	0.66	0.71	0.72	1.30	1.75
Adjusted diluted earnings per share (non-GAAP)(1)	0.72	0.60	0.68	0.71	0.73	1.32	1.58
Average basic shares outstanding	55,906,755	55,809,192	55,751,487	56,146,285	56,325,717	55,858,243	56,283,195
Average diluted shares outstanding	56,182,845	56,081,863	56,105,050	56,447,184	56,635,898	56,130,762	56,578,580
Cash dividends per common share	$0.22	$0.22	$0.22	$0.22	$0.22	$0.44	$0.44
(1)A reconciliation of all non-GAAP financial measures disclosed in this release from GAAP to non-GAAP is included in the tables at the end of this release. The information below under the heading “Non-GAAP Financial Measures” explains why the Company believes the non-GAAP financial measures in this release provide useful information and describes the other purposes for which the Company uses non-GAAP financial measures.

Performance Ratios

	Three Months Ended					Six Months Ended
	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Jun 30, 2022	Jun 30, 2021
Return on average assets	0.96%	0.81%	0.89%	0.99%	1.04%	0.89%	1.28%
Adjusted return on average assets (non-GAAP)(1)	0.98	0.82	0.92	0.99	1.04	0.90	1.16
Return on average tangible assets (non-GAAP)(1)	1.04	0.89	0.98	1.08	1.14	0.97	1.40
Adjusted return on average tangible assets (non-GAAP)(1)	1.07	0.90	1.01	1.09	1.14	0.98	1.27
Return on average equity	7.31	6.05	6.59	7.16	7.40	6.67	9.08
Adjusted return on average equity (non-GAAP)(1)	7.48	6.08	6.80	7.21	7.46	6.77	8.22
Return on average tangible equity (non-GAAP)(1)	13.50	10.93	11.94	13.05	13.54	12.18	16.66
Adjusted return on average tangible equity (non-GAAP)(1)	13.81	10.99	12.31	13.13	13.64	12.36	15.11
Efficiency ratio (fully taxable equivalent)	64.37	67.78	67.04	66.77	68.49	66.00	64.00
Adjusted efficiency ratio (non-GAAP)(1)	62.44	67.02	64.18	66.06	67.28	64.63	65.47
Dividend payout ratio	30.99	36.67	33.33	30.99	30.14	33.59	25.14

Capital and Balance Sheet Ratios

	As of
	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021
Shares outstanding	55,932,017	55,880,666	55,756,233	55,747,407	56,350,878
Market value per share	$28.81	$33.45	$37.95	$36.05	$40.00
Book value per share	37.85	38.25	39.63	39.53	39.11
Tangible book value per share (non-GAAP)(1)	20.55	20.91	22.35	22.22	21.95
Shareholders' equity to assets	12.74%	12.68%	13.15%	13.64%	13.75%
Tangible common equity ratio (non-GAAP)(1)	7.34	7.35	7.86	8.15	8.22
Leverage ratio	9.16	9.00	9.15	9.18	9.30
Common equity tier 1 capital ratio	10.74	10.78	11.18	11.02	11.14
Tier 1 risk-based capital ratio	11.60	11.67	12.10	11.94	12.07
Total risk-based capital ratio	15.34	15.51	16.14	14.66	15.11

(1)A reconciliation of all non-GAAP financial measures disclosed in this release from GAAP to non-GAAP is included in the tables at the end of this release. The information below under the heading “Non-GAAP Financial Measures” explains why the Company believes the non-GAAP financial measures in this release provide useful information and describes the other purposes for which the Company uses non-GAAP financial measures.

Noninterest Income and Noninterest Expense

(Dollars in thousands)	Three Months Ended					Six Months Ended
	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Jun 30, 2022	Jun 30, 2021
Noninterest income
Service charges on deposit accounts	$9,734	$9,562	$9,751	$9,337	$9,458	$19,296	$17,481
Fees and commissions	4,668	3,982	3,885	3,837	4,110	8,650	8,010
Insurance commissions	2,591	2,554	2,353	2,829	2,422	5,145	4,659
Wealth management revenue	5,711	5,924	5,273	5,371	5,019	11,635	9,811
Mortgage banking income	8,316	9,633	14,726	23,292	20,853	17,949	71,586
Swap termination gains	—	—	4,676	—	—	—	—
Net gains on sales of securities	—	—	49	764	—	—	1,357
BOLI income	2,331	2,153	2,048	1,602	1,644	4,484	3,716
Other	3,863	3,650	4,821	3,723	4,104	7,513	12,027
Total noninterest income	$37,214	$37,458	$47,582	$50,755	$47,610	$74,672	$128,647
Noninterest expense
Salaries and employee benefits	$65,580	$62,239	$62,523	$69,115	$70,293	$127,819	$148,989
Data processing	3,590	4,263	5,346	5,277	5,652	7,853	11,103
Net occupancy and equipment	11,155	11,276	11,177	11,748	11,374	22,431	23,912
Other real estate owned	(187)	(241)	(60)	168	104	(428)	145
Professional fees	2,778	3,151	3,209	2,972	2,674	5,929	5,595
Advertising and public relations	3,406	4,059	2,929	2,922	3,100	7,465	6,352
Intangible amortization	1,310	1,366	1,424	1,481	1,539	2,676	3,137
Communications	1,904	2,027	2,088	2,198	2,291	3,931	4,583
Merger and conversion related expenses	—	687	—	—	—	687	—
Restructuring charges (benefit)	1,187	(455)	61	—	15	732	307
Debt prepayment penalty	—	—	6,123	—	—	—	—
Other	7,471	5,733	6,295	8,118	11,735	13,204	20,589
Total noninterest expense	$98,194	$94,105	$101,115	$103,999	$108,777	$192,299	$224,712

Mortgage Banking Income

(Dollars in thousands)	Three Months Ended					Six Months Ended
	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Jun 30, 2022	Jun 30, 2021
Gain on sales of loans, net	$3,490	$6,047	$10,801	$20,116	$17,581	$9,537	$51,482
Fees, net	3,064	3,053	4,320	3,420	4,519	6,117	9,421
Mortgage servicing income (loss), net	1,762	533	(395)	(244)	(1,247)	2,295	(2,878)
MSR valuation adjustment	—	—	—	—	—	—	13,561
Total mortgage banking income	$8,316	$9,633	$14,726	$23,292	$20,853	$17,949	$71,586

Balance Sheet

(Dollars in thousands)	As of
	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021
Assets
Cash and cash equivalents	$1,010,468	$1,607,493	$1,877,965	$1,476,141	$1,605,488
Securities held to maturity, at amortized cost	488,851	487,194	416,357	—	—
Securities available for sale, at fair value	2,528,253	2,405,316	2,386,052	2,544,643	2,163,820
Loans held for sale, at fair value	196,598	280,464	453,533	452,869	448,959
Loans:
Non purchased	9,692,116	9,338,890	9,011,011	8,875,880	8,892,544
Purchased	911,628	974,569	1,009,903	1,140,944	1,256,698
Total loans	10,603,744	10,313,459	10,020,914	10,016,824	10,149,242
Allowance for credit losses on loans	(166,131)	(166,468)	(164,171)	(170,038)	(172,354)
Loans, net	10,437,613	10,146,991	9,856,743	9,846,786	9,976,888
Premises and equipment, net	284,035	285,344	293,122	294,499	293,203
Other real estate owned	2,807	2,062	2,540	4,705	4,939
Goodwill	946,291	946,291	939,683	939,683	939,683
Other intangibles	21,422	22,731	24,098	25,522	27,003
Bank-owned life insurance	371,298	369,344	287,359	286,088	279,444
Mortgage servicing rights	94,743	91,730	89,018	86,387	84,912
Other assets	235,722	218,797	183,841	198,227	198,047
Total assets	$16,618,101	$16,863,757	$16,810,311	$16,155,550	$16,022,386

Liabilities and Shareholders’ Equity
Liabilities
Deposits:
Noninterest-bearing	$4,741,397	$4,706,256	$4,718,124	$4,492,650	$4,349,135
Interest-bearing	9,022,532	9,284,641	9,187,600	8,762,179	8,766,216
Total deposits	13,763,929	13,990,897	13,905,724	13,254,829	13,115,351
Short-term borrowings	112,642	111,279	13,947	11,253	14,933
Long-term debt	431,553	435,416	471,209	468,863	469,406
Other liabilities	193,100	188,523	209,578	216,661	218,889
Total liabilities	14,501,224	14,726,115	14,600,458	13,951,606	13,818,579

Shareholders’ equity:
Preferred stock	—	—	—	—	—
Common stock	$296,483	$296,483	$296,483	$296,483	$296,483
Treasury stock	(112,295)	(114,050)	(118,027)	(118,288)	(97,249)
Additional paid-in capital	1,298,207	1,297,088	1,300,192	1,298,022	1,295,879
Retained earnings	789,880	762,690	741,648	717,033	689,444
Accumulated other comprehensive (loss) income	(155,398)	(104,569)	(10,443)	10,694	19,250
Total shareholders’ equity	2,116,877	2,137,642	2,209,853	2,203,944	2,203,807
Total liabilities and shareholders’ equity	$16,618,101	$16,863,757	$16,810,311	$16,155,550	$16,022,386

Net Interest Income and Net Interest Margin

(Dollars in thousands)	Three Months Ended
	June 30, 2022			March 31, 2022			June 30, 2021
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-earning assets:
Non purchased loans	$9,524,654	$93,302	3.93%	$9,085,482	$84,653	3.77%	$8,521,028	$82,774	3.90%
Purchased loans	944,519	14,236	6.04%	983,523	11,729	4.82%	1,328,631	17,891	5.40%
PPP loans	7,863	74	3.76%	39,506	619	6.36%	628,462	10,120	6.46%
Total loans	10,477,036	107,612	4.12%	10,108,511	97,001	3.88%	10,478,121	110,785	4.24%
Loans held for sale	227,435	2,586	4.55%	330,442	2,863	3.48%	461,752	3,604	3.12%
Taxable securities	2,684,624	10,355	1.54%	2,499,822	8,782	1.41%	1,503,605	5,549	1.48%
Tax-exempt securities(1)	451,878	2,719	2.41%	438,380	2,635	2.40%	317,824	2,333	2.94%
Total securities	3,136,502	13,074	1.67%	2,938,202	11,417	1.55%	1,821,429	7,882	1.73%
Interest-bearing balances with banks	1,004,226	1,954	0.78%	1,463,991	664	0.18%	1,227,962	346	0.11%
Total interest-earning assets	14,845,199	125,226	3.38%	14,841,146	111,945	3.05%	13,989,264	122,617	3.51%
Cash and due from banks	206,882			206,224			195,982
Intangible assets	968,441			965,430			967,430
Other assets	610,768			684,464			678,342
Total assets	$16,631,290			$16,697,264			$15,831,018
Interest-bearing liabilities:
Interest-bearing demand(2)	$6,571,905	$3,598	0.22%	$6,636,392	$3,647	0.22%	$6,109,956	$4,069	0.27%
Savings deposits	1,137,607	147	0.05%	1,097,560	139	0.05%	969,982	185	0.08%
Time deposits	1,303,735	1,273	0.39%	1,374,722	1,851	0.55%	1,564,448	3,415	0.88%
Total interest-bearing deposits	9,013,247	5,018	0.22%	9,108,674	5,637	0.25%	8,644,386	7,669	0.36%
Borrowed funds	543,728	4,887	3.60%	485,777	4,925	4.08%	483,081	3,743	3.11%
Total interest-bearing liabilities	9,556,975	9,905	0.42%	9,594,451	10,562	0.44%	9,127,467	11,412	0.50%
Noninterest-bearing deposits	4,714,161			4,651,793			4,271,464
Other liabilities	182,617			201,353			218,344
Shareholders’ equity	2,177,537			2,249,667			2,213,743
Total liabilities and shareholders’ equity	$16,631,290			$16,697,264			$15,831,018
Net interest income/ net interest margin		$115,321	3.11%		$101,383	2.76%		$111,205	3.19%
Cost of funding			0.28%			0.30%			0.34%
Cost of total deposits			0.15%			0.17%			0.24%
(1) U.S. Government and some U.S. Government Agency securities are tax-exempt in the states in which the Company operates.
(2) Interest-bearing demand deposits include interest-bearing transactional accounts and money market deposits.

Net Interest Income and Net Interest Margin, continued

(Dollars in thousands)	Six Months Ended
	June 30, 2022			June 30, 2021
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-earning assets:
Non purchased loans	$9,306,356	$177,955	3.85%	$8,441,910	$164,702	3.93%
Purchased loans	964,001	25,965	5.42%	1,391,634	38,347	5.55%
PPP loans	23,592	693	5.92%	807,012	20,807	5.20%
Total loans	10,293,949	204,613	4.00%	10,640,556	223,856	4.24%
Loans held for sale	278,722	5,449	3.91%	434,075	6,604	3.05%
Taxable securities(1)	2,592,645	19,137	1.48%	1,284,692	10,389	1.62%
Tax-exempt securities	445,154	5,354	2.41%	312,084	4,617	2.96%
Total securities	3,037,799	24,491	1.61%	1,596,776	15,006	1.88%
Interest-bearing balances with banks	1,233,241	2,618	0.43%	1,002,564	529	0.11%
Total interest-earning assets	14,843,711	237,171	3.21%	13,673,971	245,995	3.62%
Cash and due from banks	206,559			200,906
Intangible assets	966,956			968,215
Other assets	647,254			674,262
Total assets	$16,664,480			$15,517,354
Interest-bearing liabilities:
Interest-bearing demand(2)	$6,603,986	$7,245	0.22%	$6,008,093	$8,002	0.27%
Savings deposits	1,117,724	286	0.05%	926,370	354	0.08%
Time deposits	1,339,022	3,124	0.47%	1,610,113	7,593	0.95%
Total interest-bearing deposits	9,060,732	10,655	0.24%	8,544,576	15,949	0.38%
Borrowed funds	514,940	9,812	3.82%	483,494	7,577	3.16%
Total interest-bearing liabilities	9,575,672	20,467	0.43%	9,028,070	23,526	0.53%
Noninterest-bearing deposits	4,683,446			4,066,943
Other liabilities	191,938			229,257
Shareholders’ equity	2,213,424			2,193,084
Total liabilities and shareholders’ equity	$16,664,480			$15,517,354
Net interest income/ net interest margin		$216,704	2.94%		$222,469	3.28%
Cost of funding			0.29%			0.36%
Cost of total deposits			0.16%			0.26%
(1) U.S. Government and some U.S. Government Agency securities are tax-exempt in the states in which the Company operates.
(2) Interest-bearing demand deposits include interest-bearing transactional accounts and money market deposits.

Supplemental Margin Information

(Dollars in thousands)	Three Months Ended			Six Months Ended
	Jun 30, 2022	Mar 31, 2022	Jun 30, 2021	Jun 30, 2022	Jun 30, 2021
Earning asset mix:
Loans held for investment, excluding PPP loans	70.52%	67.84%	70.41%	69.19%	71.91%
PPP loans	0.05	0.27	4.49	0.16	5.90
Loans held for sale	1.53	2.23	3.30	1.88	3.17
Securities	21.13	19.80	13.02	20.47	11.68
Interest-bearing balances with banks	6.77	9.86	8.78	8.30	7.34
Total	100.00%	100.00%	100.00%	100.00%	100.00%

Funding sources mix:
Noninterest-bearing demand	33.03%	32.65%	31.88%	32.85%	31.06%
Interest-bearing demand	46.05	46.59	45.60	46.31	45.88
Savings	7.97	7.70	7.24	7.84	7.07
Time deposits	9.14	9.65	11.68	9.39	12.30
Borrowed funds	3.81	3.41	3.60	3.61	3.69
Total	100.00%	100.00%	100.00%	100.00%	100.00%

Net interest income collected on problem loans	$2,276	$434	$1,339	$2,710	$3,519
Total accretion on purchased loans	2,021	1,235	2,638	3,256	5,726
Total impact on net interest income	$4,297	$1,669	$3,977	$5,966	$9,245
Impact on net interest margin	0.11%	0.05%	0.11%	0.08%	0.14%
Impact on loan yield	0.16%	0.07%	0.15%	0.12%	0.18%

Interest income on PPP loans	$74	$619	$10,120	$693	$20,807
PPP impact on net interest margin	—%	0.01%	0.15%	—%	0.12%
PPP impact on loan yield	—%	0.01%	0.14%	—%	0.08%

Loan Portfolio

(Dollars in thousands)	As of
	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021
Loan Portfolio:
Commercial, financial, agricultural	$1,489,889	$1,437,225	$1,364,879	$1,368,557	$1,387,702
Lease financing	101,350	89,842	76,125	79,215	74,003
Real estate - construction	1,126,363	1,222,052	1,104,896	1,091,296	1,051,359
Real estate - 1-4 family mortgages	3,030,083	2,840,979	2,724,246	2,724,743	2,702,091
Real estate - commercial mortgages	4,717,513	4,577,864	4,549,037	4,535,730	4,530,169
Installment loans to individuals	131,163	137,115	143,340	149,821	156,987
Subtotal	10,596,361	10,305,077	9,962,523	9,949,362	9,902,311
PPP	7,383	8,382	58,391	67,462	246,931
Total loans	$10,603,744	$10,313,459	$10,020,914	$10,016,824	$10,149,242

Credit Quality and Allowance for Credit Losses on Loans

(Dollars in thousands)	As of
	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021
Nonperforming Assets:
Non purchased
Non purchased nonaccruing loans	$32,284	$32,573	$30,751	$29,266	$27,101
Non purchased loans 90 days or more past due	479	209	1,074	908	800
Total non purchased nonperforming loans	32,763	32,782	31,825	30,174	27,901
Non purchased other real estate owned	1,332	531	951	2,252	1,675
Total non purchased nonperforming assets	34,095	33,313	32,776	32,426	29,576
Purchased
Purchased nonaccruing loans	$11,613	$19,422	$18,613	$26,492	$27,690
Purchased loans 90 days or more past due	138	38	367	74	945
Total purchased nonperforming loans	11,751	19,460	18,980	26,566	28,635
Purchased other real estate owned	1,475	1,531	1,589	2,453	3,264
Total purchased nonperforming assets	$13,226	$20,991	$20,569	$29,019	$31,899
Total nonperforming loans	$44,514	$52,242	$50,805	$56,740	$56,536
Total nonperforming assets	$47,321	$54,304	$53,345	$61,445	$61,475
Allowance for credit losses on loans	$166,131	$166,468	$164,171	$170,038	$172,354
Net loan charge-offs	$2,337	$851	$5,367	$1,116	$752
Annualized net loan charge-offs / average loans	0.09%	0.03%	0.21%	0.04%	0.03%
Nonperforming loans / total loans	0.42	0.51	0.51	0.57	0.56
Nonperforming assets / total assets	0.28	0.32	0.32	0.38	0.38
Allowance for credit losses on loans / total loans	1.57	1.61	1.64	1.70	1.70
Allowance for credit losses on loans / nonperforming loans	373.21	318.65	323.14	299.68	304.86
Nonperforming loans / total loans excluding PPP loans (non-GAAP)(1)	0.42	0.51	0.51	0.57	0.57
Nonperforming assets / total assets excluding PPP loans (non-GAAP)(1)	0.28	0.32	0.32	0.38	0.39
Allowance for credit losses on loans / total loans excluding PPP loans (non-GAAP)(1)	1.57	1.62	1.65	1.71	1.74
(1)A reconciliation of all non-GAAP financial measures disclosed in this release from GAAP to non-GAAP is included in the tables at the end of this release. The information below under the heading “Non-GAAP Financial Measures” explains why the Company believes the non-GAAP financial measures in this release provide useful information and describes the other purposes for which the Company uses non-GAAP financial measures.

CONFERENCE CALL INFORMATION:
A live audio webcast of a conference call with analysts will be available beginning at 10:00 AM Eastern Time (9:00 AM Central Time) on Wednesday, July 27, 2022.

The webcast can be accessed through Renasant’s investor relations website at www.renasant.com or https://event.choruscall.com/mediaframe/webcast.html?webcastid=ujFQbKbk. To access the conference via telephone, dial 1-877-513-1143 in the United States and request the Renasant Corporation 2022 Second Quarter Earnings Conference Call and Webcast. International participants should dial 1-412-902-4145 to access the conference call.

The webcast will be archived on www.renasant.com beginning one hour after the call and will remain accessible for one year. Replays can also be accessed via telephone by dialing 1-877-344-7529 in the United States and entering conference number 4305224 or by dialing 1-412-317-0088 internationally and entering the same conference number. Telephone replay access is available until August 10, 2022.

ABOUT RENASANT CORPORATION:
Renasant Corporation is the parent of Renasant Bank, a 118-year-old financial services institution. Renasant has assets of approximately $16.6 billion and operates 195 banking, lending, mortgage, wealth management and insurance offices in Mississippi, Tennessee, Alabama, Florida, Georgia, North Carolina and South Carolina.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:
This press release may contain, or incorporate by reference, statements about Renasant Corporation that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “focus,” “possible,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward-looking statements include information about the Company’s future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. The Company’s management believes these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond the Company’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements, and such differences may be material. Prospective investors are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties and, accordingly, investors should not place undue reliance on these forward-looking statements, which speak only as of the date they are made.

Important factors currently known to management that could cause our actual results to differ materially from those in forward-looking statements include the following: (i) the Company’s ability to efficiently integrate acquisitions into its operations, retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe anticipated by management; (ii) the effect of economic conditions and interest rates on a national, regional or international basis; (iii) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (iv) competitive pressures in the consumer finance, commercial finance, insurance, financial services, asset management, retail banking, mortgage lending and auto lending industries; (v) the financial resources of, and products available from, competitors; (vi) changes in laws and regulations as well as changes in accounting standards; (vii) changes in policy by regulatory agencies; (viii) changes in the securities and foreign exchange markets; (ix) the Company’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (x) changes in the quality or composition of the Company’s loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; (xi) an insufficient allowance for credit losses as a result of inaccurate assumptions; (xii) general economic, market or business conditions, including the impact of inflation; (xiii) changes in demand for loan products and financial services; (xiv) concentration of credit exposure; (xv) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xvi) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses; (xvii) civil unrest, natural disasters, epidemics (including the re-emergence of the COVID-19 pandemic) and other catastrophic events in the Company’s geographic area; (xviii) the impact, extent and timing of technological changes; and (xix) other circumstances, many of which are beyond management’s control.

Management believes that the assumptions underlying the Company’s forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are urged to carefully consider the risks described in the Company’s filings with the Securities and Exchange Commission (the “SEC”) from time to time, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are available at www.renasant.com and the SEC’s website at www.sec.gov.

The Company undertakes no obligation, and specifically disclaims any obligation, to update or revise forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws.

NON-GAAP FINANCIAL MEASURES:
In addition to results presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”), this press release and the presentation slides furnished to the SEC on the same Form 8-K as this release contain non-GAAP financial measures, including, without limitation, (i) core loan yield, (ii) core net interest income and margin, (iii) adjusted pre-provision net revenue, (iv) adjusted net income, (v) adjusted diluted earnings per share, (vi) tangible book value per share, (vii) tangible common equity ratio, (viii) certain asset quality ratios (namely, loans 30-89 past due to total loans, criticized loans to total loans, nonperforming loans to total loans, nonperforming assets to total assets, net charge-offs to average loans and the allowance for credit losses to total loans) in each case excluding PPP loans, (ix) certain performance ratios (namely, the ratio of adjusted pre-provision net revenue to average assets, the return on average assets and on average equity, and the return on average tangible assets and on average tangible common equity (including each on an as-adjusted basis)), and (x) the adjusted efficiency ratio. These non-GAAP financial measures adjust GAAP financial measures to exclude intangible assets and/or certain charges (such as, among others, merger and conversion expenses, COVID-19 related expenses, debt prepayment penalties, swap termination gains, restructuring charges and asset valuation adjustments) with respect to which the Company is unable to accurately predict when these charges will be incurred or, when incurred, the amount thereof or, with respect to core loan yield and its asset quality measures, to exclude the Company’s PPP loans. With respect to COVID-19 related expenses in particular, management added these expenses as a charge to exclude when calculating non-GAAP financial measures because the expenses included within this line item are readily quantifiable and possess the same characteristics with respect to management’s inability to accurately predict the timing or amount thereof as the other charges excluded when calculating non-GAAP financial measures. Management uses these non-GAAP financial measures when evaluating capital utilization and adequacy; with respect to the core loan yield and certain asset quality measures, management excludes PPP loans, which bear an interest rate fixed by Small Business Administration (“SBA”) regulations and are both forgivable and guaranteed by the SBA, to more clearly measure loan yields affected by competitive factors and potential loss in the Company’s loan portfolio and the coverage therefor. In addition, the Company believes that these non-GAAP financial measures facilitate the making of period-to-period comparisons and are meaningful indicators of its operating performance, particularly because these measures are widely used by industry analysts for companies with merger and acquisition activities. Also, because intangible assets such as goodwill and the core deposit intangible, charges such as debt prepayment penalties, restructuring charges and COVID-19 related expenses, and the amount of PPP loans can vary extensively from company to company and, as to intangible assets, are excluded from the calculation of a financial institution’s regulatory capital, the Company believes that the presentation of this non-GAAP financial information allows readers to more easily compare the Company’s results to information provided in other regulatory reports and the results of other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the tables below under the caption “Non-GAAP Reconciliations”.

None of the non-GAAP financial information that the Company has included in this release or the accompanying presentation slides are intended to be considered in isolation or as a substitute for any measure prepared in accordance with GAAP. Investors should note that, because there are no standardized definitions for the calculations as well as the results, the Company’s calculations may not be comparable to similarly titled measures presented by other companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider its consolidated financial statements in their entirety and not to rely on any single financial measure.

Non-GAAP Reconciliations

(Dollars in thousands, except per share data)	Three Months Ended					Six Months Ended
	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Jun 30, 2022	Jun 30, 2021
Adjusted Pre-Provision Net Revenue (“PPNR”)
Net income (GAAP)	$39,678	$33,547	$37,054	$40,063	$40,867	$73,225	$98,775
Income taxes	10,857	7,935	11,363	11,185	7,545	18,792	24,387
Provision for (recovery of) credit losses (including unfunded commitments)	2,450	950	(768)	(1,400)	—	3,400	—
Pre-provision net revenue (non-GAAP)	$52,985	$42,432	$47,649	$49,848	$48,412	$95,417	$123,162
Merger and conversion expense	—	687	—	—	—	687	—
Debt prepayment penalties	—	—	6,123	—	—	—	—
Swap termination gains	—	—	(4,676)	—	—	—	—
MSR valuation adjustment	—	—	—	—	—	—	(13,561)
Restructuring charges (benefit)	1,187	(455)	61	—	15	732	307
COVID-19 related expenses(1)	—	—	33	323	370	—	1,155
Adjusted pre-provision net revenue (non-GAAP)	$54,172	$42,664	$49,190	$50,171	$48,797	$96,836	$111,063

Adjusted Net Income and Adjusted Tangible Net Income
Net income (GAAP)	$39,678	$33,547	$37,054	$40,063	$40,867	$73,225	$98,775
Amortization of intangibles	1,310	1,366	1,424	1,481	1,539	2,676	3,137
Tax effect of adjustments noted above(2)	(291)	(303)	(335)	(323)	(333)	(594)	(697)
Tangible net income (non-GAAP)	$40,697	$34,610	$38,143	$41,221	$42,073	$75,307	$101,215

Net income (GAAP)	$39,678	$33,547	$37,054	$40,063	$40,867	$73,225	$98,775
Merger and conversion expense	—	687	—	—	—	687	—
Debt prepayment penalties	—	—	6,123	—	—	—	—
Swap termination gain	—	—	(4,676)	—	—	—	—
MSR valuation adjustment	—	—	—	—	—	—	(13,561)
Restructuring charges (benefit)	1,187	(455)	61	—	15	732	307
COVID-19 related expenses(1)	—	—	33	323	370	—	1,155
Tax effect of adjustments noted above(2)	(264)	(51)	(363)	(71)	(83)	(315)	2,687
Adjusted net income (non-GAAP)	$40,601	$33,728	$38,232	$40,315	$41,169	$74,329	$89,363
Amortization of intangibles	1,310	1,366	1,424	1,481	1,539	2,676	3,137
Tax effect of adjustments noted above(2)	(291)	(303)	(335)	(323)	(333)	(594)	(697)
Adjusted tangible net income (non-GAAP)	$41,620	$34,791	$39,321	$41,473	$42,375	$76,411	$91,803

Tangible Assets and Tangible Shareholders’ Equity
Average shareholders’ equity (GAAP)	$2,177,537	$2,249,667	$2,231,681	$2,219,431	$2,213,743	$2,213,424	$2,193,084
Average intangible assets	968,441	965,430	964,575	965,960	967,430	966,956	968,215
Average tangible shareholders’ equity (non-GAAP)	$1,209,096	$1,284,237	$1,267,106	$1,253,471	$1,246,313	$1,246,468	$1,224,869

Average assets (GAAP)	$16,631,290	$16,697,264	$16,450,640	$16,130,149	$15,831,018	$16,664,480	$15,517,354
Average intangible assets	968,441	965,430	964,575	965,960	967,430	966,956	968,215
Average tangible assets (non-GAAP)	$15,662,849	$15,731,834	$15,486,065	$15,164,189	$14,863,588	$15,697,524	$14,549,139

Shareholders’ equity (GAAP)	$2,116,877	$2,137,642	$2,209,853	$2,203,944	$2,203,807	$2,116,877	$2,203,807
Intangible assets	967,713	969,022	963,781	965,205	966,686	967,713	966,686
Tangible shareholders’ equity (non-GAAP)	$1,149,164	$1,168,620	$1,246,072	$1,238,739	$1,237,121	$1,149,164	$1,237,121

Total assets (GAAP)	$16,618,101	$16,863,757	$16,810,311	$16,155,550	$16,022,386	$16,618,101	$16,022,386
Intangible assets	967,713	969,022	963,781	965,205	966,686	967,713	966,686
Total tangible assets (non-GAAP)	$15,650,388	$15,894,735	$15,846,530	$15,190,345	$15,055,700	$15,650,388	$15,055,700

(Dollars in thousands, except per share data)	Three Months Ended					Six Months Ended
	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Jun 30, 2022	Jun 30, 2021
Adjusted Performance Ratios
Return on average assets (GAAP)	0.96%	0.81%	0.89%	0.99%	1.04%	0.89%	1.28%
Adjusted return on average assets (non-GAAP)	0.98%	0.82%	0.92%	0.99%	1.04%	0.90%	1.16%
Return on average tangible assets (non-GAAP)	1.04%	0.89%	0.98%	1.08%	1.14%	0.97%	1.40%
Adjusted pre-provision net revenue to average assets (non-GAAP)	1.31%	1.04%	1.19%	1.23%	1.24%	1.17%	1.44%
Adjusted return on average tangible assets (non-GAAP)	1.07%	0.90%	1.01%	1.09%	1.14%	0.98%	1.27%
Return on average equity (GAAP)	7.31%	6.05%	6.59%	7.16%	7.40%	6.67%	9.08%
Adjusted return on average equity (non-GAAP)	7.48%	6.08%	6.80%	7.21%	7.46%	6.77%	8.22%
Return on average tangible equity (non-GAAP)	13.50%	10.93%	11.94%	13.05%	13.54%	12.18%	16.66%
Adjusted return on average tangible equity (non-GAAP)	13.81%	10.99%	12.31%	13.13%	13.64%	12.36%	15.11%

Adjusted Diluted Earnings Per Share
Average diluted shares outstanding	56,182,845	56,081,863	56,105,050	56,447,184	56,635,898	56,130,762	56,578,580

Diluted earnings per share (GAAP)	$0.71	$0.60	$0.66	$0.71	$0.72	$1.30	$1.75
Adjusted diluted earnings per share (non-GAAP)	$0.72	$0.60	$0.68	$0.71	$0.73	$1.32	$1.58

Tangible Book Value Per Share
Shares outstanding	55,932,017	55,880,666	55,756,233	55,747,407	56,350,878	55,932,017	56,350,878

Book value per share (GAAP)	$37.85	$38.25	$39.63	$39.53	$39.11	$37.85	$39.11
Tangible book value per share (non-GAAP)	$20.55	$20.91	$22.35	$22.22	$21.95	$20.55	$21.95

Tangible Common Equity Ratio
Shareholders' equity to assets (GAAP)	12.74%	12.68%	13.15%	13.64%	13.75%	12.74%	13.75%
Tangible common equity ratio (non-GAAP)	7.34%	7.35%	7.86%	8.15%	8.22%	7.34%	8.22%

Adjusted Efficiency Ratio
Net interest income (FTE) (GAAP)	115,321	101,383	103,249	105,002	111,205	216,704	222,469

Total noninterest income (GAAP)	37,214	37,458	47,582	50,755	47,610	74,672	128,647
MSR valuation adjustment	—	—	—	—	—	—	13,561
Swap termination gains	—	—	4,676	—	—	—	—
Securities gains	—	—	49	764	—	—	1,357
Total adjusted noninterest income (non-GAAP)	37,214	37,458	42,857	49,991	47,610	74,672	113,729

Noninterest expense (GAAP)	98,194	94,105	101,115	103,999	108,777	192,299	224,712
Amortization of intangibles	1,310	1,366	1,424	1,481	1,539	2,676	3,137
Merger and conversion expense	—	687	—	—	—	687	—
Debt prepayment penalty	—	—	6,123	—	—	—	—
Restructuring charges (benefit)	1,187	(455)	61	—	15	732	307
Provision (recovery) of unfunded commitments	450	(550)	(300)	(200)	—	(100)	—
COVID-19 related expenses(1)	—	—	33	323	370	—	1,155
Total adjusted noninterest expense (non-GAAP)	95,247	93,057	93,774	102,395	106,853	188,304	220,113

Efficiency ratio (GAAP)	64.37%	67.78%	67.04%	66.77%	68.49%	66.00%	64.00%
Adjusted efficiency ratio (non-GAAP)	62.44%	67.02%	64.18%	66.06%	67.28%	64.63%	65.47%

(Dollars in thousands, except per share data)	Three Months Ended					Six Months Ended
	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Jun 30, 2022	Jun 30, 2021
Core Net Interest Income and Core Net Interest Margin
Net interest income (FTE) (GAAP)	$115,321	$101,383	$103,249	$105,002	$111,205	$216,704	$222,469
Net interest income collected on problem loans	2,276	434	577	316	1,339	2,710	3,519
Accretion recognized on purchased loans	2,021	1,235	2,187	2,871	2,638	3,256	5,726
Interest income recognized on PPP loans	74	619	485	3,503	10,120	693	20,807
Core net interest income (FTE) (non-GAAP)	$110,950	$99,095	$99,999	$98,312	$97,108	$210,045	$192,417

Average earning assets (GAAP)	$14,845,199	$14,841,146	$14,607,716	$14,256,421	$13,989,264	$14,843,711	$13,673,971
Average PPP loans	7,863	39,506	62,726	126,870	628,462	23,592	807,012
Average earning assets excluding PPP loans (non-GAAP)	$14,837,336	$14,801,640	$14,544,990	$14,129,551	$13,360,802	$14,820,119	$12,866,959

Net interest margin (GAAP)	3.11%	2.76%	2.81%	2.93%	3.19%	2.94%	3.28%
Core net interest margin (non-GAAP)	3.00%	2.71%	2.73%	2.76%	2.92%	2.86%	3.02%

Core Loan Yield
Loan interest income (FTE) (GAAP)	$107,612	$97,001	$99,670	$103,769	$110,785	$204,613	$223,856
Net interest income collected on problem loans	2,276	434	578	316	1,339	2,710	3,519
Accretion recognized on purchased loans	2,021	1,235	2,187	2,871	2,638	3,256	5,726
Interest income recognized on PPP loans	74	619	485	3,503	10,120	693	20,807
Core loan interest income (FTE) (non-GAAP)	$103,241	$94,713	$96,420	$97,079	$96,688	$197,954	$193,804

Average loans (GAAP)	$10,477,036	$10,108,511	$9,948,610	$10,017,742	$10,478,121	$10,293,949	$10,640,556
Average PPP loans	7,863	39,506	62,726	126,870	628,462	23,592	807,012
Average loans excluding PPP loans (non-GAAP)	$10,469,173	$10,069,005	$9,885,884	$9,890,872	$9,849,659	$10,270,357	$9,833,544

Loan yield (GAAP)	4.12%	3.88%	3.98%	4.11%	4.24%	4.00%	4.24%
Core loan yield (non-GAAP)	3.96%	3.82%	3.87%	3.89%	3.94%	3.89%	3.97%

Adjusted Asset Quality Ratios
Total loans (GAAP)	$10,603,744	$10,313,459	$10,020,914	$10,016,824	$10,149,242	$10,603,744	$10,149,242
PPP loans	7,383	8,382	58,391	67,462	246,931	7,383	246,931
Total loans excluding PPP loans (non-GAAP)	$10,596,361	$10,305,077	$9,962,523	$9,949,362	$9,902,311	$10,596,361	$9,902,311

Loans 30-89 days past due	$16,910	$30,617	$27,604	$14,806	$15,077	$16,910	$15,077
Loans 30-89 days past due / total loans (GAAP)	0.16%	0.30%	0.28%	0.15%	0.15%	0.16%	0.15%
Loans 30-89 days past due / total loans excluding PPP loans (non-GAAP)	0.16%	0.30%	0.28%	0.15%	0.15%	0.16%	0.15%

Classified loans	$185,267	$178,015	$160,790	$187,223	$206,724	$185,267	$206,724
Special Mention loans	87,476	76,949	115,496	138,497	125,507	87,476	125,507
Criticized loans(3)	$272,743	$254,964	$276,286	$325,720	$332,231	$272,743	$332,231
Criticized loans / total loans (GAAP)	2.57%	2.47%	2.76%	3.25%	3.27%	2.57%	3.27%
Criticized loans / total loans excluding PPP loans (non-GAAP)	2.57%	2.47%	2.77%	3.27%	3.36%	2.57%	3.36%

Nonperforming loans	$44,514	$52,242	$50,805	$56,740	$56,536	$44,514	$56,536
Nonperforming loans / total loans (GAAP)	0.42%	0.51%	0.51%	0.57%	0.56%	0.42%	0.56%

(Dollars in thousands, except per share data)	Three Months Ended					Six Months Ended
	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Jun 30, 2022	Jun 30, 2021
Nonperforming loans / total loans excluding PPP loans (non-GAAP)	0.42%	0.51%	0.51%	0.57%	0.57%	0.42%	0.57%

Allowance for credit losses on loans	$166,131	$166,468	$164,171	$170,038	$172,354	$166,131	$172,354
ACL / total loans (GAAP)	1.57%	1.61%	1.64%	1.70%	1.70%	1.57%	1.70%
ACL / total loans excluding PPP loans (non-GAAP)	1.57%	1.62%	1.65%	1.71%	1.74%	1.57%	1.74%

Average loans (GAAP)	$10,477,036	$10,108,511	$9,948,610	$10,017,742	$10,478,121	$10,293,949	$10,640,556
Average PPP loans	7,863	39,506	62,726	126,870	628,462	23,592	807,012
Average loans excluding PPP loans (non-GAAP)	$10,469,173	$10,069,005	$9,885,884	$9,890,872	$9,849,659	$10,270,357	$9,833,544

Net charge-offs	$2,337	$851	$5,367	$1,116	$752	$3,188	$3,790
Annualized net charge-offs / average loans (GAAP)	0.09%	0.03%	0.21%	0.04%	0.03%	0.06%	0.07%
Annualized net charge-offs / average loans excluding PPP loans (non-GAAP)	0.09%	0.03%	0.22%	0.04%	0.03%	0.06%	0.08%

Total assets (GAAP)	$16,618,101	$16,863,757	$16,810,311	$16,155,550	$16,022,386	$16,618,101	$16,022,386
PPP loans	7,383	8,382	58,391	67,462	246,931	7,383	246,931
Total assets excluding PPP loans (non-GAAP)	$16,610,718	$16,855,375	$16,751,920	$16,088,088	$15,775,455	$16,610,718	$15,775,455

Nonperforming assets	$47,321	$54,304	$53,345	$61,445	$61,475	$47,321	$61,475
Nonperforming assets / total assets (GAAP)	0.28%	0.32%	0.32%	0.38%	0.38%	0.28%	0.38%
Nonperforming assets / total assets excluding PPP loans (non-GAAP)	0.28%	0.32%	0.32%	0.38%	0.39%	0.28%	0.39%
(1)Primarily consists of employee overtime and employee benefit accruals directly related to the response to the COVID-19 pandemic and federal legislation enacted to address the pandemic, such as the CARES Act, and expenses associated with supplying branches with protective equipment and sanitation supplies (such as floor markings and cautionary signage for branches, face coverings and hand sanitizer) as well as more frequent and rigorous branch cleaning.
(2)Tax effect is calculated based on the respective periods’ effective tax rate excluding the impact of discrete items.
(3)Criticized loans include loans in risk rating classifications of classified and special mention.

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